                                                                     EXHIBIT 4.3
            Form of Coca-Cola Enterprises Common Stock Certificate.
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

               COMMON STOCK                                   COMMON STOCK
NUMBER                                                                                   SHARES
CCE47229      PAR VALUE $1.00                           INCORPORATED UNDER THE LAWS      SPECIMEN
                PER SHARE                                 OF THE STATE OF DELAWARE

                                    [LOGO]                    SEE REVERSE FOR
                           COCA-COLA ENTERPRISES INC.       CERTAIN DEFINITIONS
                                                              AND RESTRICTIONS

                                                              CUSIP 191219 10 4


THIS CERTIFIES THAT


                                   SPECIMEN


IS THE OWNER OF

                                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

COCA-COLA ENTERPRISES INC. TRANSFERABLE UPON THE BOOKS OF THE CORPORATION BY THE OWNER HEREOF IN PERSON OR BY DULY AUTHORIZED
ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER
AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

COUNTERSIGNED AND REGISTERED:                                            /S/ SUMMERFIELD K. JOHNSTON JR.     /S/ HENRY A. SCHIMBERG
   FIRST CHICAGO TRUST COMPANY OF NEW YORK            SEAL               SUMMERFIELD K. JOHNSTON, JR.        HENRY A SCHIMBERG
                                                                         VICE CHAIRMAN AND                   PRESIDENT AND
                               TRANSFER AGENT                            CHIEF EXECUTIVE OFFICER             CHIEF OPERATING OFFICER
                               AND REGISTRAR



BY:         /S/ JOSEPH S. SPADEFORD                                                  /S/ VICKI G. ROMAN
                                                                                         VICKI G. ROMAN
                          AUTHORIZED OFFICER                                             VICE PRESIDENT TREASURER



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     This certificate and the shares represented hereby are issued and shall be subject to the Certificate of Incorporation of Coca-Cola Enterprises Inc. as the same has been and shall be amended from time to time, to all of which provisions the holder, by acceptance hereof, assents. The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

TEN COM-as tenants in common                  UNIF GIFT MIN ACT-        Custodian
                                                                --------         --------
TEN ENT-as tenants by the entireties                            (Cust)           (Minor)
                                                                under Uniform Gifts to Minors
JT TEN -as joint tenants with right
        of survivorship and not as                              Act
        tenants in common                                           --------------------------
                                                                             (State)
          Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,__________HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
_____________________________________________________________________________________________

_____________________________________________________________________________________________

________________________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT________________________________________________________________________

______________________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED,____________________________


                                                  ____________________________________________
                                                            SIGNATURE OF TRANSFEROR


_______________________________________________
             SIGNATURE GUARANTEED
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                                                  (BEFORE SIGNING, READ AND
                                        IMPORTANT (COMPLY CAREFULLY WITH
                                                  (REQUIREMENTS PRINTED BELOW.

     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, OR BY A NEW YORK, BOSTON, MIDWEST, PBW OR PACIFIC STOCK EXCHANGE MEMBER FIRM, WHOSE SIGNATURE IS KNOWN TO THE TRANSFER AGENT.